                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant under Rule 14a-12

                                ULTRA SERIES FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: $0

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                                                              Preliminary Copies

December 1, 2007

Dear Contract Owner:

Special meetings of the shareholders of the Small Cap Value Fund and the Small Cap Growth Fund (together, the "Funds," and each, a "Fund"), each an investment portfolio of the Ultra Series Fund (the "Trust"), will be held on December __, 2007 at 9:00 a.m. and 9:15 a.m. Central Time, respectively, or any adjournment or adjournments thereof (the "Meetings" and each a "Meeting"). Although CUNA Mutual Insurance Society and separate accounts of CUNA Mutual Life Insurance Company ("CMLIC") are the only shareholders of the Funds, as an owner of record of a variable annuity contract or variable life insurance contract (each, a "variable contract") investing in one or both of the Funds, you have the right to instruct CMLIC as to the manner in which shares of the Funds attributable to your variable contract should be voted.

The Funds are currently managed by MEMBERS Capital Advisors, Inc. ("MCA") pursuant to an investment management agreement initially approved by the Trust's board of trustees (the "Board") on March 1, 2007 and re-approved by the Board on November 29, 2007. The agreement was also approved by the initial shareholder of each Fund on May 1, 2007. The investment management agreement approved by the Board provided for each Fund to pay to MCA an investment management fee based on the average daily net assets of the Fund at the annual rate of 1.10%. However, in the Funds' prospectus, the annual rate was set forth as 1.00% and that is the rate at which the Funds are currently paying the investment management fee to MCA. Because the prospectus set forth the annual rate as 1.00%, shareholder approval is needed to change the rate to 1.10%, as originally intended and approved by the Board. Assuming the requisite shareholder approval is obtained, this change will take effect January 1, 2008.

As a contract owner, you are being asked to provide your voting instructions on this proposal. The attached proxy materials provide more information about the proposal, and a voting instruction form is enclosed for you to provide your voting instructions.

The Trust's Board has concluded that the proposal is in the best interest of the contract owners invested in the Funds and unanimously recommends that you vote in favor of the proposal.

Your voting instructions are important. Whether or not you plan to attend the Meeting(s), please complete, sign and return the enclosed voting instruction form as soon as possible so that your voting instructions may be counted. A postage-paid envelope is enclosed for this purpose. Please provide your voting instructions as soon as possible.

Thank you for your prompt attention to this matter.

Sincerely


/s/ David P. Marks
-------------------------------
David P. Marks
President

                                                              Preliminary Copies

            ULTRA SERIES FUND, 2000 HERITAGE WAY, WAVERLY, IOWA 50677

           NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS OF THE SMALL CAP
                 VALUE FUND AND THE SMALL CAP GROWTH FUND TO BE
                            HELD ON DECEMBER __, 2007

     To owners of variable life insurance contracts and variable annuity contracts (together, the "variable contracts") issued by CUNA Mutual Life Insurance Company ("CMLIC") entitled to give voting instructions in connection with certain separate accounts established by CMLIC that invest in certain Funds of the Ultra Series Fund (the "Trust").

     Notice is hereby given that special meetings (the "Meetings" and each a "Meeting") of the shareholders of the Small Cap Value Fund and the Small Cap Growth Fund (together, the "Funds," and each, a "Fund") will be held on December __, 2007 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m. and 9:15 a.m. Central Time, respectively, or any adjournment or adjournments thereof.

     Each Meeting will be held for the following purposes:

     1. To approve or disapprove an investment management agreement with respect to the Fund between the Trust and MEMBERS Capital Advisors, Inc.

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     CUNA Mutual Insurance Society ("CMIS") and separate accounts of CMLIC are the only shareholders of the Funds. However, CMLIC hereby solicits, and agrees to vote the shares of the Funds attributable to such separate accounts at the Meetings in accordance with, timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares. CMIS also agrees to vote the shares held by it in accordance with the instructions received from owners of the variable contracts.

     As a variable contract owner of record at the close of business on November __, 2007, you have the right to instruct CMLIC as to the manner in which shares of the Funds attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meetings or any adjournment(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to CMLIC.

     YOUR VOTING INSTRUCTIONS ON THESE PROPOSALS ARE IMPORTANT. PLEASE PROVIDE YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help avoid the expense of a follow-up mailing by voting today.

By Order of the Board of Trustees


/s/ Holly S. Baggot
-------------------------------
Holly S. Baggot
Secretary

                                                              Preliminary Copies

                                ULTRA SERIES FUND
                                2000 HERITAGE WAY
                               WAVERLY, IOWA 50677
                                DECEMBER 1, 2007

                                 PROXY STATEMENT

     This Proxy Statement is being furnished on behalf of the board of trustees (the "Board") of the Ultra Series Fund (the "Trust") by CUNA Mutual Life Insurance Company ("CMLIC") to owners of variable annuity contracts and variable life insurance contracts (together, the "variable contracts") issued by CMLIC and having contract values on November __, 2007 (the "Record Date") allocated to sub-accounts of certain separate accounts (the "Separate Accounts") of CMLIC that are invested in shares of the Small Cap Value Fund and/or the Small Cap Growth Fund, (together, the "Funds," and each, a "Fund"), each an investment portfolio of the Trust. The Board has fixed November __, 2007 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meetings. This Proxy Statement and attached materials are being mailed on or about December 1, 2007.

     This Proxy Statement is accompanied by a Voting Instruction Form for the owners of variable contracts to use to instruct CMLIC how to vote at the special meetings (the "Meetings" and each a "Meeting") of shareholders of the Funds. The Meetings are to be held on December __, 2007 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m. and 9:15 a.m. Central Time, respectively, for the purposes set forth below and in the accompanying Notice of Special Meetings.

     At each Meeting, the shareholders will be asked to vote on the following matters:

     1. To approve or disapprove an investment management agreement with respect to the Fund between the Trust and MEMBERS Capital Advisors, Inc.

     2. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS WILL BE FURNISHED WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-798-5500.

                               VOTING INFORMATION

GENERAL

     The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is comprised of eighteen investment portfolios, including the Funds.

     CUNA Mutual Insurance Society ("CMIS") and the Separate Accounts of CMLIC are the only shareholders of record of each of the Funds. Each Separate Account is a segregated asset account established by CMLIC and each is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Funds. Each sub-account invests in a series of shares corresponding to an investment portfolio of the Trust, such as the Funds, or another open-end management investment company (alternatively referred to as a "mutual fund" or a "fund").

     CMLIC will vote the shares of the Funds held by its Separate Accounts at the Meetings in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed voting instruction forms received by CMLIC by the close of business on December __, 2007 will be counted for purposes of voting at the Meetings. Additionally, CMIS will also vote the shares held by it in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts.

     The number of shares of each Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner's variable contract on the Record Date. Each share has one vote for each dollar of net asset value, and fractional votes are counted.

     CMLIC will vote shares attributable to variable contracts as to which no voting instructions are received, and CMIS will vote shares owned by it, in proportion (for, against or abstain) to those for which instructions are received. If a voting instruction form is received that does not specify a choice, CMLIC will consider its timely receipt as an instruction to vote in favor of Proposal 1. Consistent with the foregoing, voting instructions to abstain with respect to a proposal, and broker "non-votes" (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the proposal. In certain circumstances, CMLIC has the right to disregard voting instructions from certain variable contract owners, although CMLIC does not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to CMLIC at any time prior to the Meetings by notifying CMLIC in writing: 2000 Heritage Way, Waverly, Iowa 50677.

     CMLIC does not require that a specific number of contract owners submit voting instructions before CMLIC will vote the shares of the Funds held by its respective Separate Accounts at the Meetings. Instead, CMLIC, in its sole discretion, will vote the shares of the Funds held by its Separate Accounts at the Meetings after consideration of such factors as (1) the percentage of votes represented by voting instructions received by CMLIC, and (2) the percentage of variable contracts represented by voting instructions received by CMLIC. CMIS will vote its shares in proportion to the votes cast by CMLIC. As a result, a relatively small number of contract owners can determine the outcome of the votes.

SOLICITATION OF VOTING INSTRUCTIONS

     Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of CMLIC or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by CMLIC or its affiliates, but not by the Funds.

     Contract owners should provide voting instructions by completing the enclosed voting instruction form and mailing it to the address shown on the voting instruction form.

SHAREHOLDER INFORMATION

     As of the close of business on the Record Date, there were issued and outstanding ______ shares of the Small Cap Value Fund and _______ shares of the Small Cap Growth Fund (collectively, the "Outstanding Shares"). Each Fund currently has only one class of shares outstanding.

     As of the Record Date, the following shareholders owned more than 5% of the outstanding voting securities of either Fund:

                                                 Percent of
Fund                        Shareholder      Outstanding Shares
----                    ------------------   ------------------
Small Cap Value Fund    CMIS                        ____%
Small Cap Growth Fund   CMIS                        ____%
[Fund]                  [Separate Account]          ____%

     As of the Record Date, the following contract owners owned contracts that individually or in the aggregate had a total interest in either Fund of 5% or more of that Fund:

             Name of          Percent of
Fund     Contract Owner   Outstanding Shares
----     --------------   ------------------
[Fund]   [Name                    ____%
         City, State]

As of the Record Date, officers and directors of the Trust together beneficially owned (i.e., as owners of variable contracts) less than 1% of each Fund's shares.

QUORUM

     The presence, in person or by proxy, of the holders of a majority of the Outstanding Shares of each Fund constitutes a quorum for the Meeting for that Fund. However, because CMIS and the Separate Accounts are the holders of record of all the Outstanding Shares, the Trust expects all such shares to be present at each Meeting.

ADJOURNMENTS

     It is possible that the Trust may propose to CMIS and CMLIC one or more adjournments of the Meetings. Any such adjournment with respect to each Fund will require an affirmative vote by the holders of a majority of the Outstanding Shares of that Fund present (in person or by proxy) at the Meeting. CMLIC will vote upon such adjournment after consideration of the best interests of all owners of its variable contracts invested in the Fund. CMIS will mirror the vote of CMLIC.

VOTE REQUIRED

     For each Meeting, approval of Proposal 1 requires the affirmative vote of the lesser of: (1) votes representing more than 50% of the Outstanding Shares, or (2) if the holders of votes representing more than 50% of the Outstanding Shares of that Fund are present at the Meeting (in person or represented by proxy), votes representing 67% or more of the Outstanding Shares present at the Meeting.

                                   PROPOSAL 1

                 APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT
                                  FOR EACH FUND

     Each Fund began operations on May 1, 2007 and is currently managed by MEMBERS Capital Advisors, Inc. ("MCA") pursuant to an investment management agreement (the "Management Agreement"). MCA is responsible for the overall management of each Fund. MCA currently manages the assets of each Fund using a "manager of managers" approach under which MCA may manage some or all of the Funds' assets and may allocate some or all of the Funds' assets among one or more specialist sub-advisers. MCA has retained a sub-adviser to provide day-to-day portfolio management for all of the assets of each Fund. Wellington Management Company, LLP ("Wellington") is the sub-adviser for the Small Cap Value Fund and Paradigm Asset Management Company, LLC ("Paradigm") is the sub-adviser for the Small Cap Growth Fund, each pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and, together, the "Sub-Advisory Agreements").

     The Funds' Management Agreement was approved by the Board, including a majority of the trustees who are not "interested persons," as defined in the 1940 Act ("Independent Trustees"), on March 1, 2007 and approved by the initial shareholder of each Fund on May 1, 2007. Also on March 1, 2007, the Board, including the Independent Trustees, approved a Sub-Advisory Agreement between MCA and Wellington on behalf of the Small Cap Value Fund, and approved a Sub-Advisory Agreement between MCA and Paradigm on behalf of the Small Cap Growth Fund. Each Sub-Advisory Agreement was also approved by the initial shareholder of the applicable Fund on May 1, 2007. Each of the Management Agreement and the Sub-Advisory Agreements was also re-approved by the Board, including the Independent Trustees, on November 29, 2007.

The Management Agreement approved by the Board provides for each Fund to pay to MCA an investment management fee as a percentage of the average daily net assets of the Fund at the annual rate of 1.10%. However, in the Funds' prospectus, the annual rate was incorrectly set forth as 1.00% and that is the rate at which the investment management fee has been paid by each Fund since its inception on May 1, 2007. Because contract owners made the decision to invest contract value in the Funds under the assumption that the annual rate of each Fund's investment management fee was 1.00%, neither Fund may pay a higher rate without shareholder approval. Because MCA desires to charge each Fund an investment management fee at the annual rate of 1.10%, as approved by the Board, shareholders are being asked to approve the Management Agreement reflecting the 1.10% rate.(1) Assuming the requisite shareholder approval is obtained this change will take effect January 1, 2008. In the event that shareholders of a Fund do not approve the Management Agreement, MCA may continue to manage the Fund and accept the management fee at the annual rate of 1.00%, as currently being administered, and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including variable contract owners indirectly invested in the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

     The Management Agreement that shareholders are being asked to approve is the same Management Agreement approved by the Board on March 1, 2007 and by the initial shareholder of each Fund on May 1, 2007. The Management Agreement, which is attached hereto as Appendix A, requires MCA to provide, or arrange to provide at MCA's expense, the services reasonably necessary for the operation of each Fund, including investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services. MCA may contract with qualified service providers to perform any of the services under the Management Agreement and is required to coordinate the activities of such service providers. For its services under the Management Agreement, the Management Agreement states that each Fund shall pay MCA compensation in the form of an investment management fee, which is paid monthly and is calculated as a percentage of the average daily net assets of the Fund at the annual rate of 1.10%.

     The management fee paid by each Fund is a "unitary fee" and is intended to compensate MCA for both investment advisory services and certain ordinary operating expenses necessary to operate the Funds. The Management Agreement excludes the following expenses from the set of ordinary operating expenses for which MCA would be compensated: fees paid to Independent Trustees; external audit fees; interest on borrowing by a Fund; certain taxes; and extraordinary expenses (as approved by a majority of the Independent Trustees).

----------
(1)  Shareholders are not being asked to approve the Sub-Advisory agreements.

     The Management Agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees; (2) that it may be terminated by a Fund or by MCA at any time, without the payment of any penalty, by vote of a majority of the trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment.

     The Management Agreement also contains provisions that: (1) limit MCA's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the Management Agreement; (2) allow MCA to effect transactions between a Fund and MCA's other clients in an manner deemed equitable to all; (3) allow MCA to aggregate orders to purchase or sell securities for a Fund and other MCA clients in order to obtain favorable execution and lower brokerage commissions or prices; and (4) designate the laws of the Commonwealth of Massachusetts as the governing law for the Management Agreement.

BOARD CONSIDERATIONS IN APPROVING THE MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

     Under the 1940 Act, an investment company's investment management agreement, and any sub-advisory agreement, must be approved initially and re-approved annually, by that investment company's board of trustees, including a majority of the trustees who are not "interested persons" under the 1940 Act.

     At an in-person meeting on March 1, 2007, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the future shareholders of each Fund to approve the Management Agreement. At an in person meeting on November 29, 2007, the Board, including a majority of the Independent Trustees, re-approved the Management Agreement and determined that it would be in the best interests of the shareholders of each Fund, including variable contract owners indirectly invested in each Fund, to submit the Management Agreement to the shareholders for their approval.

     The Board also serves as the board of trustees for the MEMBERS Mutual Funds, for which MCA also acts as investment advisor. The MEMBERS Mutual Funds, unlike the Ultra Series Fund, do not serve as vehicles for funding variable insurance products, and they are offered directly to the public. At a meeting held on November 30, 2006, the board of trustees approved MCA as investment advisor for a new MEMBERS Small Cap Value Fund and MEMBERS Small Cap Growth Fund. In addition, at that meeting, the board of trustees approved Wellington as sub-adviser for the new MEMBERS Small Cap Value Fund, and Paradigm as sub-adviser for the new MEMBERS Small Cap Growth Fund.

     In approving the Management Agreement and Sub-Advisory Agreements for the Funds, at the March 1, 2007 meeting, the trustees considered information, presentations, and responses to trustees' questions which had been provided by representatives of MCA, Wellington and Paradigm in conjunction with the MEMBERS Mutual Funds' board of trustee's November 30,

2006 approval of the agreements for the MEMBERS small cap funds, as well as additional information which MCA representatives provided at the March 1 meeting. The trustees felt comfortable in doing so because the MEMBERS and the Ultra Series small cap funds have identical investment objectives and styles, and the same investment adviser and sub-advisers. Thus, the information presented at the November 30, 2006 meeting with respect to the MEMBERS small cap funds remained relevant to the approvals which were considered at the March 1 meeting with respect to the Ultra Series small cap funds.

     At both the March 1, 2007 and November 29, 2007 meetings, in determining to approve the Management Agreement and Sub-Advisory Agreements for the Funds, the Board considered the following factors and reached the following conclusions.

Nature, Extent and Quality of Services to be Provided by MCA and the Sub-advisers

     The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services proposed to be provided by MCA, Wellington and Paradigm. This information included professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and MCA's and the sub-advisers' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. After reviewing this information and discussing it with representatives of MCA and the sub-advisers, the Board, at its March 1, 2007 meeting, concluded that it was generally satisfied with the nature, extent and quality of the services to be provided by MCA and the sub-advisers and that these services compare satisfactorily to those provided by others in the industry.

     At the November 29, 2007 meeting, the Board reviewed the information noted above and also reviewed the services that had been provided by MCA and the sub-advisers during the Funds' first few months of operations and concluded that that it continued to be generally satisfied with the nature, extent and quality of the services provided by MCA and the sub-advisers and that these services compare satisfactorily to those provided by others in the industry.

Investment Performance of the Funds

     At the March 2007 meeting, the trustees noted that the Funds had no performance history, and that their counterpart MEMBERS small cap funds had only one month's performance history. For this reason, the trustees considered the longer-term performance of other accounts which the sub-advisers manage in the same styles, as compared to the performance of unmanaged benchmark indices. Based on this information, the trustees concluded that they were comfortable with the new funds' anticipated performance under the proposed sub-advisers' management.

[Add new information about performance from the November 2007 meeting.]

Cost of Services Provided and Profitability

     At the March 2007 meeting, the trustees reviewed a written presentation by MCA setting forth, on a fund-by-fund basis, its revenues, expenses, and pre-tax profitability under its investment management agreements with the Ultra Series Funds which had been in existence for more than a year as of November 30, 2006. The trustees also reviewed the methodology which MCA used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by MCA appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment management fees. Although the trustees did not receive projected profitability information for the proposed new Funds, they anticipated that the new Funds' profitability to MCA would follow the pattern of the existing funds.

     The trustees also considered information provided by MCA concerning the average and median total expense ratios of other small cap value and small cap growth funds which serve as funding vehicles for variable insurance products. MCA derived this information from a Morningstar database which was current as of January 31, 2007. Because the Funds are so-called "unitary fee" funds which pay a single fee which covers both investment advisory and most other administrative services, the trustees did not consider comparative Morningstar data pertaining to investment advisory fees standing alone. The trustees noted that each Fund's proposed unitary fee of 1.10% per annum was less than or equal to both the median and the average total expense ratios for the comparable funds. Based on this information, the trustees concluded that the unitary fee proposed to be charged to the new Funds was reasonable in relation to the services to be provided, and that MCA's anticipated level of profitability from its Management Agreement with respect to the new Funds was well within reason.

[Include information from November meeting, especially re: consideration of 1.10%.]

Economies of Scale

     At both the March 2007 and the November 2007 meetings, MCA provided the trustees with its estimate of how large a fund must be before it begins to realize economies of scale under its investment management agreement. MCA also noted that under its unitary fee agreement, economies of scale can change from year to year as the amounts charged by third-party service providers and borne by MCA change. The trustees noted that the Funds would need to achieve very significant growth before they would approach the level at which MCA believes economies of scale begin, and that MCA was not recommending the institution of breakpoints in the Funds' investment management fee schedules at this time. The trustees, taking these factors into account and also noting that MCA bears the risk of increases in third-party expenses under its unitary fee agreement, determined not to pursue breakpoints for the new Funds at this time.

Other Benefits to MCA and the Sub-advisers from their Relationships with the Funds

     At both the March 2007 and the November 2007 meetings, the trustees also considered the nature and extent of other benefits which may flow to MCA and the sub-advisers from their relationships with the Funds. The trustees noted in this regard that the sub-advisers expected to execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the sub-advisers would receive research services from or through the executing brokers. They also noted the sub-advisers' representations that they seek to achieve "best execution" in executing all clients' portfolio transactions, and that their "soft dollar" practices comply with applicable law. The trustees concluded that while additional benefits would flow to the sub-advisers from their relationships with the Funds in the form of "soft dollar" benefits, the nature and extent of these additional benefits would not be unreasonable when considered in the context of the overall services provided by, and fees received by, the sub-advisers.

Conclusion

     After taking the foregoing information and the other information provided by MCA and the proposed sub-advisers into account, the Board, acting in the exercise of its business judgment, unanimously approved the Management Agreement and the Sub-Advisory Agreements. In doing so, the Board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

ADDITIONAL INFORMATION ABOUT MCA

     The principal business address of MCA is 5910 Mineral Point Road, Madison, WI 53705. MCA is a subsidiary of CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is a wholly owned subsidiary of CMIS. The name and principal occupation of the principal executive officers of MCA are as set forth in Appendix B. The principal address of each individual as it relates to his or her duties at MCA is the same as that of MCA.

     MCA was established on July 6, 1982. In addition to the Trust, MCA provides investment advice to the investment portfolios of CMIS and CMLIC, and their subsidiaries and affiliates, and MEMBERS Mutual Funds. MCA had over $14.6 billion of assets under management as of December 31, 2006.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

     Copies of the Trust's most recent annual report and most recent semi-annual report to shareholders will be furnished without charge upon request by calling 1-800-798-5500.

SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Trust.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as custodian of the Trust's assets.

Transfer Agent

CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly IA 50677, is the transfer agent for the Trust.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust and the Funds.

SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Trust, Attn: Holly
S. Baggot, 5910 Mineral Point Road, Madison, WI 53705. Proposals must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

                                   Appendix A

                                ULTRA SERIES FUND

                              MANAGEMENT AGREEMENT
                     AMENDED AND RESTATED NOVEMBER 29, 2007

THIS MANAGEMENT AGREEMENT ("Agreement") is made effective as of this 29th day of November, 2007, by and between Ultra Series Fund, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Fund"), and MEMBERS Capital Advisors, Inc. (the "Manager"), a corporation organized and existing under the laws of the state of Iowa.

                                    RECITALS

1. The Fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of the investment portfolios (each, a "Series") designated on Exhibit A hereto, each such Series having its own investment objective;

2. The Fund issues a separate series of shares of beneficial interest for each Series, which shares represent fractional undivided interests in the Series;

3. The Manager is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

4. The Fund desires to retain the Manager to provide or to arrange to provide overall management of the Fund and each Series, including, but not limited to, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services, in the manner and on the terms and conditions set forth in this Agreement; and

5. The Manager is willing to provide or to arrange to provide, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the Fund and each Series on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

                                    ARTICLE I
                              Duties of the Manager

The Fund hereby engages the Manager to act as the Fund's general manager to provide or to arrange to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to each existing Series of the Fund and to any additional investment portfolios that the Fund may establish in the future; and to provide or to arrange to provide the above services subject to the supervision of the board of trustees of the Fund (the "Board"), for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the provisions of the 1940 Act and the Advisers Act, the Manager may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), and accountant(s) to perform any or all of the services set forth in this Agreement.

The Manager, its affiliates and any investment adviser(s), sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), accountant(s), or other parties performing services for the Manager shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or a Series in any way or otherwise be deemed agents of the Fund or a Series.

The Manager shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Fund in buying, selling or otherwise disposing of or managing the Fund's investments, directly or through sub-advisers, subject to supervision by the Board.

The Manager and any other party performing services covered by this Agreement (each such party is hereafter referred to as a "Service Provider") shall be subject to: (1) the restrictions of the Declaration of Trust and Bylaws of the Fund, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Series' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Fund (the "registration statement") under the Securities Act of 1933, as amended (the "1933 Act"); (4) appropriate state insurance laws; and (5) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

(a) Investment Advisory Services. The Manager shall provide the Fund directly or through sub-advisers with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper management of the assets of each Series, shall furnish continuously an investment program for each Series, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Series shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

The Fund has furnished or will furnish the Manager (who is authorized to furnish any Service Provider) with copies of the Fund's registration statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Fund.

The Manager represents that in performing investment advisory services for each Series, the Manager shall make every effort to ensure that: (1) each Series shall comply with Section 817(h) of the Code and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Series continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provision; and (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Series may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination for the period, if any, specified in the notice or until similarly notified that such determination has been revoked.

The Manager shall take, on behalf of each Series, all actions which it deems necessary to implement the investment policies of such Series, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Series with brokers, dealers, futures commission merchants or banks selected by the Manager. The Manager also is authorized as the agent of the Fund to give instructions to any Service Provider serving as custodian of the Fund as to deliveries of securities and payments of cash for the account of each Series. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of the Series, the Manager is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with the Manager or the Fund.

In addition to seeking the best price and execution, the Manager may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to the Manager. The Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to each Series. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Manager will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Manager in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Series consistent with the requirements under the 1940 Act, the Manager shall:

     (1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Series as set forth in the Fund's registration statement;

     (2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Series for approval, modification, or rejection by the Board;

     (3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

     (4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Series, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Series, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

     (5) Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Series including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Series as of the end of the quarter;

     (6) Maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Series and the Fund;

     (7) Furnish any personnel, office space, equipment and other facilities necessary for the operation of each Series as contemplated in this Agreement;

     (8) Provide the Fund with such accounting or other data concerning the Fund's investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

     (9) Assist in determining each business day the net asset value of the shares of each Series in accordance with applicable law; and

     (10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

(b) General Management Services. The Manager shall provide or arrange to provide all custody, transfer agency, dividend disbursing, legal, accounting, and administrative services necessary for the operation of the Fund, including, without limitation, the following services:

     (1)  Custody services including, but not limited to:

          (i) placing and maintaining each Series' securities, cash or other investments pursuant to the requirements of Section 17(f) of the 1940 Act and the rules thereunder;

          (ii) holding and physically segregating for the Fund's account, all of the Fund's assets, including securities that the Fund desires to be held in places within the United States ("domestic securities") or in places outside the United States ("foreign securities");

          (iii) releasing and delivering domestic securities owned by the Fund only upon receipt of instructions from persons and by means authorized by the Board;

          (iv) assuring that all domestic securities held are registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Manager or any Service Provider acting as custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has provided written authorization to use a nominee not meeting the above requirement;

          (v) maintaining a separate bank account(s) in the United States in the name of the Fund, and holding all cash received by it from or for the account of the Fund in such account;

          (vi) collecting on a timely basis all income and other payments with respect to securities to which the Fund shall be entitled either by law or pursuant to custom in the securities business;

          (vii) paying out monies of the Fund upon receipt of instructions from persons and by means authorized by the Board;

          (viii) appointing or removing, in its discretion, any other entity qualified under the 1940 Act to act as a custodian, as its agent to carry out any custody duties;

          (ix) employing, in the discretion of the Manager or a Service Provider employed by the Manager, other parties as sub-custodians for the Fund's domestic securities or foreign securities. With respect to the Fund's foreign securities, such employment shall be effected and such foreign securities shall be maintained in accordance with the provisions of Rule 17f-5 under the 1940 Act, as such provisions may be amended from time to time, provided that the Manager or a Service Provider employed by the Manager shall furnish annually to the Fund, information concerning the Service Provider or sub-custodians employed by the Manager or other Service Provider;

          (x) creating and maintaining all records relating to its activities and obligations under any contract relating to the Fund or a Series thereof in accordance with the provisions of Section 31 of the 1940 Act and Rules 31a-1 and 31a-2 under the 1940 Act. Such records shall be the property of the Fund and shall at all times during the regular business hours of the Manager (or separate Service Provider acting as custodian) be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission; and

          (xi) performing or arranging for the performance of any other usual duties and functions of a custodian for a registered investment company;

     (2)  Transfer agency services, including, but not limited to:

          (i) receiving for acceptance, orders for the purchase of Fund shares, and promptly delivering payment and appropriate documentation thereof to any Service Provider acting as custodian;

          (ii) issuing, pursuant to purchase orders, the appropriate number of the Fund's shares and holding such shares in the appropriate account;

          (iii) receiving for acceptance redemption requests and redemption directions and delivering the appropriate documentation to any Service Provider acting as custodian;

          (iv) effecting transfers of Fund shares by the registered owners thereof upon receipt of appropriate instructions;

          (v) preparing and transmitting payments for dividends and distributions declared by the Fund;

          (vi) maintaining records of accounts for shareholders and advising the Fund and its shareholders as to the foregoing;

          (vii) handling shareholder relations, and providing reports and other information and services related to the maintenance of shareholder accounts;

          (viii) recording the issuance of shares of the Fund and maintaining pursuant to Rule 17Ad-10(e) under the 1934 Act a record of the total number of shares of the Fund that are authorized, based upon data provided by the Fund, and issued and outstanding; and

          (ix) performing or arranging for the performance of any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company;

     (3) The calculation of the net asset value of each Series and the net asset value per share of each class of shares at such times and in such manner as specified in the Fund's current registration statement and at such other times upon which the parties hereto may from time to time agree; and

     (4) The creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request.

The Manager may contract with qualified Service Providers for the provision of any of the services necessary for the operation of the Fund as described in this Section (b). Where the Manager engages separate Service Providers, the Manager shall also, on behalf of the Fund, coordinate the activities of such Service Providers, as well as other agents, attorneys, brokers and dealers, insurers, sub-advisers and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of its performance hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Board or the Manager shall consider desirable.

                                   ARTICLE II
                       Allocation of Charges and Expenses

(a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities that it is obligated to provide under this Agreement, and shall pay all compensation of officers of the Fund and all trustees of the Fund who are affiliated persons of the Manager, except as otherwise specified in this Agreement.

Except for those expenses assumed by the Fund as provided in section (b) below, the Manager shall bear all of the Fund's expenses including, but not limited to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting fees; legal fees (except extraordinary litigation expenses); expenses of shareholders' and/or trustees' meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; costs of printing and mailing registration statements and updated prospectuses to current shareholders; and the fees of any trade association of which the Fund is a member.

The Manager agrees that neither it nor any Service Provider will make any separate charge to any shareholder or his individual account for any services rendered to said shareholder or the Fund unless such charge for special services is specifically approved by the Board including a majority of the trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Manager (the "disinterested trustees"). No special charge will be levied retroactively or without appropriate notice to affected shareholders.

(b) The Fund. The Fund assumes and shall pay or cause to be paid the following expenses of the Fund, including, without limitation: compensation of the Manager; fees of disinterested trustees; brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; expenses for independent audits; taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses) as approved by a majority of the disinterested trustees.

                                   ARTICLE III
                           Compensation of the Manager

For the services rendered, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a unitary fee calculated as a percentage of the average value of the net assets each day for each Series during that month at the annual rates set forth in Exhibit A hereto.

The Manager's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Series shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of the Fund and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

During any period when the determination of net asset value is suspended, the net asset value of a Series as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV
                     Limitation of Liability of the Manager

The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

                                    ARTICLE V
                            Activities of the Manager

The services of the Manager are not deemed to be exclusive, and the Manager is free to render services to others, so long as the Manager's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested persons of the Manager, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Fund, and that the Manager may become interested in the Fund as a shareholder or otherwise.

It is agreed that the Manager may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Manager or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Manager or other entities advised by the Manager will be considered by and may be useful to the Manager in carrying out its obligations to the Fund.

Securities or other investments held by a Series of the Fund may also be held by separate investment accounts or other mutual funds for which the Manager may act as an investment adviser or by the Manager or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Manager or its affiliates for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Series or other entities for which the Manager or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Manager may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions or prices. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in accordance with any written procedures maintained by the Manager or, if there are no such written procedures, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Series.

                                   ARTICLE VI
                                Books and Records

The Manager hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.

The Manager agrees that all books and records which it or any other Service Provider maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such books, records or information upon the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Manager's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Fund free from any claim or assertion of rights by the Manager.

The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                   ARTICLE VII
                   Duration and Termination of this Agreement

This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of each Series of the Fund. This Agreement shall come into full force and effect on the date which it is so approved, provided that it shall not become effective as to any subsequently created investment portfolio until it has been approved by the Board specifically for such portfolio. As to each Series of the Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Series at least annually by (i) the Board, or by the vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the Series; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time as to any Series or to all Series, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Series, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Series, or if a different adviser is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Series. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                          Amendments of this Agreement

This Agreement may be amended as to each Series by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding votes attributable to the shares of the Series, and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          Definitions of Certain Terms

The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes" attributable to the shares of a Series means the lesser of (a) 67% or more of the votes attributable to such Series present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Series.

                                    ARTICLE X
                                  Governing Law

This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

                                   ARTICLE XI
                                  Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        ULTRA SERIES FUND


                                        By: /s/ David P. Marks
                                            -----------------------------
                                            David P. Marks
                                        Title: President

ATTEST:


/s/ Diane M. Fisher
-----------------------------


                                        MEMBERS CAPITAL ADVISORS, INC.


                                        By: /s/ John Petchler
                                            -----------------------------
                                            John Petchler
                                        Title: Vice President

ATTEST:


/s/ Diane M. Fisher
-----------------------------

                                    EXHIBIT A

Series Name                    Unitary Fee
-----------                    -----------
Conservative Allocation Fund      0.30%*
Moderate Allocation Fund          0.30%*
Aggressive Allocation Fund        0.30%*
Money Market Fund                 0.45%
Bond Fund                         0.55%
High Income Fund                  0.75%
Diversified Income Fund           0.70%
Large Cap Value Fund              0.60%
Large Cap Growth Fund             0.80%
Mid Cap Value Fund                1.00%
Mid Cap Growth Fund               0.85%
Small Cap Value Fund              1.10%
Small Cap Growth Fund             1.10%
Target Retirement 2020 Fund       0.40%
Target Retirement 2030 Fund       0.40%
Target Retirement 2040 Fund       0.40%

* For the period May 1, 2007 until April 30, 2008, the fee shall be reduced from 0.30% to 0.20%.

                                   APPENDIX B

                          Officers and Directors of MCA

Mary E. Hoffman     Director, Treasurer, Assistant Secretary
Thomas J. Merfeld   Director
David P. Marks      Director, President
Faye A. Patzner     Director, Secretary
John W. Petchler    Vice President
James H. Metz       Vice President
Marian M. Nelson    Chief Compliance Officer
Tracy K. Lien       Assistant Secretary

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                                ULTRA SERIES FUND
                              SMALL CAP VALUE FUND

                                     MEETING OF SHAREHOLDERS - DECEMBER __, 2007
                                                         VOTING INSTRUCTION FORM

THESE VOTING INSTRUCTIONS ARE SOLICITED BY CUNA MUTUAL LIFE INSURANCE COMPANY ("CMLIC") ON BEHALF OF THE BOARD OF TRUSTEES OF THE ULTRA SERIES FUND FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE SMALL CAP VALUE FUND, A SERIES OF THE ULTRA SERIES FUND, TO BE HELD ON DECEMBER __, 2007.

The undersigned hereby instructs CMLIC to vote the shares of the Small Cap Value Fund (the "Fund"), a series of the Ultra Series Fund (the "Trust"), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held on December __, 2007, at 9:00 a.m., Central Time, at 5810 Mineral Point Road, Madison, Wisconsin 53705, and at any adjournment(s) thereof.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated December 1, 2007.

       Please mark your vote, sign in the box, date and return this Voting
               Instruction Form promptly in the enclosed envelope.

                         Dated:                   , 2007
                                ------------------


--------------------------------------------------------------------------------
(Signature of Contract Owner)                                  (SIGN IN THE BOX)


--------------------------------------------------------------------------------
(Signature of Contract Owner (Other) if held jointly)          (SIGN IN THE BOX)

Please sign exactly as your name appears on the Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Voting Instruction Form should be signed by an authorized officer of the corporation.

    PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING
     INSTRUCTION FORMS MUST BE RECEIVED BY DECEMBER __, 2007 TO BE COUNTED.

 PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE
                           DO NOT USE FINE POINT PENS.

                   VOTE ON PROPOSAL:                 FOR   AGAINST   ABSTAIN
                   -----------------                 ---   -------   -------
1.   To approve an investment management agreement   [ ]     [ ]       [ ]
     with respect to the Small Cap Value Fund
     between Ultra Series Fund and MEMBERS Capital
     Advisors, Inc.

2.   To transact such other business as may          [ ]     [ ]       [ ]
     properly come before the Meeting or any
     adjournment(s) thereof.

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED. CMLIC WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" THE PROPOSAL.

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                                ULTRA SERIES FUND
                              SMALL CAP GROWTH FUND

                                     MEETING OF SHAREHOLDERS - DECEMBER __, 2007
                                                         VOTING INSTRUCTION FORM

THESE VOTING INSTRUCTIONS ARE SOLICITED BY CUNA MUTUAL LIFE INSURANCE COMPANY ("CMLIC") ON BEHALF OF THE BOARD OF TRUSTEES OF THE ULTRA SERIES FUND FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE SMALL CAP GROWTH FUND, A SERIES OF THE ULTRA SERIES FUND, TO BE HELD ON DECEMBER __, 2007.

The undersigned hereby instructs CMLIC to vote the shares of the Small Cap Growth Fund (the "Fund"), a series of the Ultra Series Fund (the "Trust"), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held on December __, 2007, at 9:15 a.m., Central Time, at 5810 Mineral Point Road, Madison, Wisconsin 53705,, and at any adjournment(s) thereof.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated December 1, 2007.

       Please mark your vote, sign in the box, date and return this Voting
               Instruction Form promptly in the enclosed envelope.

                         Dated:                   , 2007
                                ------------------


--------------------------------------------------------------------------------
(Signature of Contract Owner)                                  (SIGN IN THE BOX)


--------------------------------------------------------------------------------
(Signature of Contract Owner (Other) if held jointly)          (SIGN IN THE BOX)

Please sign exactly as your name appears on the Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Voting Instruction Form should be signed by an authorized officer of the corporation.

    PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING
     INSTRUCTION FORMS MUST BE RECEIVED BY DECEMBER __, 2007 TO BE COUNTED.

 PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE
                           DO NOT USE FINE POINT PENS.

                   VOTE ON PROPOSAL:                 FOR   AGAINST   ABSTAIN
                   -----------------                 ---   -------   -------
1.   To approve an investment management agreement   [ ]     [ ]       [ ]
     with respect to the Small Cap Growth Fund
     between Ultra Series Fund and MEMBERS Capital
     Advisors, Inc.

2.   To transact such other business as may          [ ]     [ ]       [ ]
     properly come before the Meeting or any
     adjournment(s) thereof.

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED. CMLIC WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" THE PROPOSAL.